UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

PHARMATHENE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, MD	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 269-2600

N/A

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 20, 2007, PharmAthene, Inc. (“PharmAthene” or the “Company”) held an investor community conference call at 4:30 p.m., eastern time, to discuss and answer questions concerning its previous announcement that, on such date, it had entered into a Sale and Purchase Agreement with Avecia Biologics Limited and certain of its affiliates (collectively, “Avecia”) for the acquisition of Avecia’s vaccines business.  The conference call was previously scheduled for a discussion of the Company’s earnings for the fiscal year ended December 31, 2007 but such call was delayed and PharmAthene will announce a new date and time for its earnings conference call at a later date.

A replay of the call will be available until April 17, 2008 (in the US 888-286-8010 and International 617-801-6888, replay pass code 99739488).  A copy of the press release announcing the proposed acquisition is attached to this Current Report on Form 8-K as Exhibit 99.1 and a copy of the transcript of the entire conference call, including the Question and Answer Session, is attached to this Report as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)

Name	Description

Exhibit
99.1	Press release dated March 20, 2008 issued by PharmAthene, Inc.

99.2	Transcript of conference call held on March 20, 2008 by PharmAthene, Inc.

Forward Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements.  Forward-looking statements may be identified by words such as “believes”, “expect”, “anticipates”, “estimates”, “projects”,  “intends”, or the negative of such terms or other comparable terminology.  Such statements include, but are not limited to, statements about the expected benefits of the proposed transaction involving Avecia and the Company, including future financial results.  In addition, statements made in this Report and/or any of the exhibits filed or furnished herewith about anticipated financial results, future product advancements or potential regulatory awards or approvals are also forward-looking statements.  Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them.  The Company can give no assurance that the proposed transaction will be consummated or that conditions to consummation of the transaction will be consummated.  The Company undertakes no obligation to revise or update any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC.

Date: March 21, 2008	By:	/s/ Eric I. Richman
Eric I. Richman
Senior Vice President
Corporate Development Strategic Planning

Exhibit Index

No.	Description

99.1	Press release, dated March 20, 2008 issued by PharmAthene, Inc.

99.2	Transcript of conference call held on March 20, 2008 by PharmAthene, Inc.